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                                                                   EXHIBIT 10.28

                       SUBSCRIPTION AND PURCHASE AGREEMENT

              12% Subordinated Promissory Notes Due August 31, 2003

     THIS SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") dated as of the _________day of _________________, 200_, by and between RENAISSANCE
ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), and ______________(the "Investor"). Investor and the other persons who have entered into similar Subscription and Purchase Agreements with the Company are herein collectively referred to as the "Investors."

     In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and the Investor mutually agree as follows:

                                    ARTICLE 1

                        DESCRIPTION OF PROPOSED FINANCING

     1.1 AUTHORIZATION OF THE NOTES. The Company has authorized the issuance and sale of a maximum of $1,000,000 aggregate principal amount of twelve percent (12%) Subordinated Promissory Notes Due August 31, 2003 in Units, each consisting of two promissory notes of equal principal amount (A Notes and B Notes). The A Notes and the B Notes shall be identical except that the B Notes shall be convertible to the Company's Common Stock as provided in Section 8. Each note shall be in the principal amount of One Thousand Dollars ($1,000) or a multiple thereof (the A Notes and B Notes issued pursuant to this Agreement and the other notes being issued pursuant to similar Subscription and Purchase Agreements entered into between the Company and Investors being herein referred to collectively as the "Notes"). The Notes shall be in substantially the form attached as Appendices A and B to this Agreement.

     1.2 PURCHASE AND SALE OF THE NOTES. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to sell to Investors the principal amount of Notes, equally divided into A Notes and B Notes for which each such Investor shall subscribe. The exact amount of each Investor's subscription is set forth in section 16.2 hereof.

     1.3 CLOSING. Closing(s) of the purchase and sale of the Notes contemplated by this Agreement (herein the "Closing") shall take place at such times as agreed between the Company and the Investors. At the Closing, the Company shall deliver to each Investor two or more Notes made payable to the order of such Investor, against delivery to the Company by the Investor of a certified or cashier's check or other form of payment acceptable to the Company in the amount of the purchase price of the Notes subscribed for in section 16.2 below.

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                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Investors that:

     2.1 DISCLOSURE. The Company has fully provided the Investor with all the information which the Investor has requested for deciding whether to purchase the Notes, and all information which the Company reasonably believes is necessary to enable the Investor to make an informed decision, including copies of the Company's annual report on Form 10-KSB for the year ended December 31, 2000 and the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2001.

     2.2 BINDING OBLIGATION. This Agreement and each additional agreement expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Company.

                                    ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor represents and warrants that:

     3.1 HIGH RISK INVESTMENT. The Investor is aware that investment in the Notes involves risks. The Investor represents that Investor has read and carefully considered the disclosures set forth in the documents referred to in section 2.1 above and in this Subscription and Purchase Agreement, and understands that an investment in the Notes should be considered only by a person able to withstand a total loss of such investment.

     3.2 BINDING OBLIGATION. This Agreement and each additional agreement expressly contemplated by this Agreement, constitute a valid and legally binding obligation of the Investor.

     3.3 CORPORATE INVESTORS. If the Investor is a corporation, it hereby represents and warrants that:

           (a) ORGANIZATION AND STANDING. The Investor is a corporation duly and validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted.

           (b) AUTHORIZATION. All corporate action on the part of the Investor, its officers and directors necessary for the authorization, execution and delivery of this

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     Agreement and all additional agreements expressly contemplated by this
     Agreement and the performance of all obligations of the Investor hereunder have been taken.

                                    ARTICLE 4

                        FEDERAL AND OTHER SECURITIES LAWS

     4.1 INVESTMENT REPRESENTATIONS AND WARRANTIES. The Investor further represents and warrants that:

           (a) INVESTMENT EXPERIENCE. The Investor represents that Investor is experienced in evaluating and extending financing to companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment, and has the ability to bear the economic risks of the investment and to make an informed investment decision with respect thereto. The Investor further represents that Investor has read the documents referred to in section 2.1 above and that Investor has had, during the course of the transaction and prior to the purchase of the Notes, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to or to which Investor had access.

           (b) INVESTOR REPRESENTATIVE. If the Investor has used the services of a Purchaser Representative, the Investor has received confirmation in writing from such Purchaser Representative concerning the specific details of any and all past, present or future relationships, actual or contemplated, between himself or his affiliates and the Company or any of its affiliates, and any compensation received or to be received as a result of any such relationships.

           (c) ACQUISITION FOR INVESTMENT FOR INVESTOR'S OWN ACCOUNT. This Agreement is made with the Investor in reliance upon Investor's representation to the Company, which by its acceptance hereof the Investor hereby confirms and which by acceptance of any Note, the Holder thereof shall also confirm, that the Notes are being and the shares of Common Stock issuable upon conversion of the B Notes will be, unless such shares have been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act") and applicable state blue sky laws, acquired for investment for Investor's own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and that Investor has no present intention of selling, granting participation in, or otherwise distributing the same. Any resales of the Notes or any shares of Common Stock issued upon the conversion of the B Note will be in conformity with applicable law. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement, or arrangement with any person in violation of any United

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     States federal or state law to sell, transfer, or grant participations to such person, or to any third person, with respect to the Notes or any shares of Common Stock issued upon the conversion of the B Notes. Investor realizes that the basis for the exemption from the registration requirements of the 1933 Act, relied upon by the Company in connection with the sale of the Notes, may not be present if, notwithstanding such representation, the Investor has in mind merely acquiring the Notes for a fixed or determinable period and selling the Notes in the future, and Investor hereby confirms the absence of any such intention.

           (d) TRANSFER OR DISPOSITION OF SECURITIES. The Investor understands that the Notes and any shares of Common Stock issued upon the conversion of the B Notes may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act, and that in the absence of an effective registration statement, such securities must be held indefinitely. The Investor represents that, in the absence of an effective registration statement, it will sell, transfer, or otherwise dispose of such securities only in a manner consistent with the representations set forth herein and in accordance with the provisions of this Agreement.

     4.2 CERTIFICATE LEGENDS. The Investor agrees that the Notes and any shares of Common Stock issued upon the conversation of the B Notes shall bear a legend in substantially the following form, and by which the Investor agrees to be bound:

     THE SECURITY DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THIS SECURITY MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

                                    ARTICLE 5

               CONDITIONS TO INVESTOR'S OBLIGATIONS AT THE CLOSING

     The obligations of the Investor under section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING DATE. The representations and warranties of the Company contained in Article 2 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

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     5.2   PERFORMANCE. The Company shall have conformed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

     5.3 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state, that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

     5.4 DELIVERY OF NOTES. The Investor shall have received two or more Notes at the Closing.

                                    ARTICLE 6

               CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING

     The obligations of the Company under section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions as to the Investor:

     6.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING. The representations and warranties of the Investor contained in Articles 3 and 4 shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

     6.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

     6.3 PAYMENT OF PURCHASE PRICE. Investor shall have delivered to the Company the total consideration for the Notes which the Investor is purchasing at the Closing.

                                    ARTICLE 7

                                      NOTES

     7.1 PRINCIPAL AND INTEREST PAYMENTS. The Company shall pay interest to the registered holders of the Notes (the "Holders") on the principal amount of the Notes on the first business day of each calendar quarter (the "Interest Payment Dates") of each year commencing on March 1, 2002, at the rate of Twelve Percent (12%) per annum, accruing from the date of issuance after as well as before maturity and default and after judgment. Accrued but unpaid interest shall bear interest at the rate of Twelve Percent (12%) per annum until paid, commencing with the date on which such interest was due and payable. Unless, in the case of a B Note, earlier converted into Common Stock in accordance with
Article 8 hereof, in the case of any Note or accelerated in accordance with
Article 12, the

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entire outstanding amount of the Notes and all accrued but unpaid interest shall be due and payable in full on August 31, 2003.

     7.2 REISSUE OF NOTES. No Note shall be reissued with respect to the principal amount of any Notes which are paid pursuant to this Agreement, and the Company shall cancel and terminate any Note which has been fully paid or presented to it for exchange pursuant to any of the provisions of this Agreement.

     7.3   REGISTRATION AND TRANSFER OF NOTES.

           (a) The Company shall, at all times while any Notes are outstanding, act as the registrar of the Notes and shall cause to be kept at its principal office in the City of Louisville, Colorado, or in such other place or places and by such other registrar or registrars, if any, as the Company may designate, a register in which shall be entered the names and addresses of the Holders of Notes and particulars of the Notes held by them respectively and of all transfers of Notes.

           (b) No transfer of a Note shall be valid unless made by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company, upon compliance with the provisions of this Agreement and the Notes and such other requirements as the Company and/or other registrar may reasonably prescribe. Unless such transfer shall have been duly entered on the appropriate register and/or noted on such Note by the Company or other registrar, the person in whose name a Note is registered shall be deemed to be the owner thereof.

     7.4 EXCHANGES OF NOTES. Notes are issuable in denominations of One Thousand Dollars ($1,000) and multiples thereof. Notes of any authorized denomination may be exchanged for Notes of any other authorized denomination or denominations, any such exchange to be for Notes of the same type, A Notes or B Notes, of an equivalent aggregate principal amount, as requested by the Holders, and bearing the same interest rate and date of maturity as the original Notes. Any exchange of Notes may be made at the offices of the Company or at the offices of any registrar where a register is maintained for the Notes pursuant to the provisions of section 7.3. Any Notes tendered for exchange together with a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer shall be surrendered to the Company or appropriate registrar and shall be cancelled.

                                    ARTICLE 8

                                   CONVERSION

     8.1 RIGHT OF CONVERSION. At any time prior to maturity, the Holders of the Notes shall have the right from time to time to convert all or a portion of the principal balance of their B Notes unpaid and outstanding from time to time into shares of the Common Stock

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of the Company; such conversion shall be made at the conversion price in effect at the time of conversion, determined as hereinafter provided (the "Conversion Price"). The initial Conversion Price shall be Thirty Cents ($.30) per share. Such right of conversion is conditioned upon the Holder's agreement to convert a minimum principal amount of the Notes of Five Thousand Dollars ($5,000) at any time such Holder elects to exercise Holder's conversion rights unless, at the time the Holder elects to convert the Note, Holder holds less than Five Thousand Dollars ($5,000) in principal amount of the B Notes, in which instance, the entire amount shall be converted.

     8.2   EXERCISE OF CONVERSION RIGHT.

           (a) In order to exercise the conversion right provided in section 8.1, a Holder of the B Notes shall surrender the B Notes at the office of the Company or other registrar appointed by the Company, together with a conversion notice in the form attached to the B Note as Exhibit A thereto. Such Holder shall thereupon be deemed the holder of the underlying shares of Common Stock, and the principal amount so converted of such B Notes shall be deemed to have been paid in full. No adjustments with respect to interest or dividends shall be made on the portion of any B Note converted under this section. Thereupon such Holder and/or, subject to the terms of this Agreement, including payment of all applicable stamp or security transfer taxes or other governmental charges, Holder's nominee(s) or assignee(s), shall be entitled to be entered in the books of the Company as of the Date of Conversion (or such later date as is specified in subsection 8.2(b)) as the holder of the number of shares of Common Stock into which the applicable principal amount of such B Note is convertible in accordance with the provisions of this Article 8 and, as soon as practicable thereafter, the Company shall deliver to such Holder and/or, subject as aforesaid, the Holder's nominee(s) or assignee(s), a certificate or certificates for such shares of Common Stock and, if applicable, a check for any amount payable under section 8.5.

           (b) For the purposes of this Article 8, a B Note shall be deemed to be surrendered for conversion in the case of section 8.1, on the date (herein called "Date of Conversion") on which it is surrendered by delivery to the Company at its principal office in Louisville, Colorado, or other registrar, if any, appointed by the Company and of which the Holder of the
     Note is notified in writing, and, in the case of a Note surrendered by mailing or other means of transmission, on the date on which it is received by the Company at its principal office in Louisville, Colorado, or other registrar, if any, appointed by the Company and of which the Holder is notified in writing; provided that if a B Note is surrendered for conversion on a day on which the register of Common Stock is closed, the person or persons entitled to receive Common Stock shall become the holder or holders of record of such shares or Common Stock as at the date on which such register is next reopened.

           (c) The Holder of any B Note of which part only is converted shall upon the exercise of its right of conversion, surrender the said B Note to the Company or other

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     registrar, if any, and the Company or other registrar, if any, shall cancel the same and shall without charge forthwith certify and deliver to the Holder a new B Note or B Notes in an aggregate principal amount equal to the unconverted part of the principal amount of the B Note so surrendered, provided that such new B Note(s) shall be issued only in denominations of One Thousand Dollars ($1,000) or multiples thereof.

           (d) The Holder of a B Note surrendered for conversion in accordance with this section shall be entitled to receive accrued and unpaid interest on the principal amount thereof being converted to the Interest Payment Date on or next preceding the Date of Conversion thereof, but there shall be no payment or adjustment by the Company on account of any interest accrued or accruing thereon from the latest Interest Payment Date and the Common Stock issued upon such conversion shall rank only in respect of dividends declared in favor of shareholders of record on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Stock pursuant to subsection 8.2(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and nonassessable shares of Common Stock.

     8.3 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment as follows:

           (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the conversion price in effect immediately prior thereto shall be adjusted to that amount determined by multiplying the Conversion Price in effect immediately prior to such date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date before giving effect to such division, subdivision, reduction, combination or consolidation or stock dividend and of which the denominator shall be the number of shares of Common Stock after giving effect thereto. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

           (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (the "Offering Price") less than the fair market value per share of Common Stock (as

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     defined in subsection (d) below) at the record date mentioned below, the price per share at which the B Notes may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the B Notes were theretofore convertible into Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate Offering Price of the total number of shares so offered would purchase at such fair market value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively, immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

           (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness, shares of any class of the Company's stock other than Common Stock or assets (excluding cash dividends) or rights or warrants to subscribe (excluding those referred to in subsection (b) above), then in each such case the price per share at which the B Notes may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the B Notes were theretofore convertible into Common Stock by a fraction, of which the numerator shall be the fair market value per share of Common Stock (as defined in subsection (d) below) on the date of such distribution and of which the denominator shall be such fair market value per share of the Common Stock, less the then fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive, and described in a statement, which will have the applicable resolutions of the board of directors attached thereto, filed with the Company) of the portion of the assets or evidences of indebtedness or shares so distributed or of such subscription rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

           (d)  For the purpose of any computation under subsections 8.3(b) or
     (c), the fair market value per share of Common Stock at any date shall be
     (i) the average of the mean of the closing bid and asked prices of the Common Stock for any 10 consecutive trading days commencing not more than 30 trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers, Inc. (the "NASD") or the Nasdaq Stock Market ("NASDAQ")), or, (ii) in the event the Common Stock is listed on a stock exchange or on the NASDAQ National Market System (or other national market system), the fair market value per share shall be the average of the closing prices on the exchange or on the NASDAQ Market System (or other national market system), as the case may be, for any 10 consecutive trading

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     days commencing not more than 30 trading days before the relevant date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the stock exchange, NASDAQ, other national market system).

           (e) If the Common Stock issuable upon the conversion of the B Notes shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this section 8.3), then, and in each such event, each Holder of B Notes shall have the right thereafter to convert such B Notes into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such B Notes might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

           (f) If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this section 8.3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's board of directors so that the Holders of the B Notes shall thereafter be entitled to receive upon conversion of such B Notes, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a Holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.

           (g) The adjustments provided for in this section 8.3 are cumulative and shall apply to successive divisions, subdivisions, reductions, combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions of this section, provided that, notwithstanding any other provision of this section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

           (h) Upon each adjustment of the Conversion Price, the Company shall give prompt written notice thereof addressed to the registered Holders of B Notes at the address of such Holders as shown on the records of the Company, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such

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     Holder's B Notes, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

           (i) In the event of any question arising with respect to the adjustments provided for in this section 8.3, such question shall be conclusively determined by a firm of independent certified public accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the Holders of at least 50% of the principal amount of the B Notes outstanding; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company, and the Holders.

     8.4 RESERVATION OF SHARES. The Company agrees that, so long as any B Notes shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock for the purpose of issue upon conversion of the B Notes, the full number of shares of Common Stock then issuable upon exercise of the B Notes.

     8.5 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the B Notes. If, upon conversion of any B Notes as an entirety, the registered Holder would, except for the provisions of this section 8.5, be entitled to receive a fractional share of Common Stock, then an amount equal to such fractional share multiplied by the then fair market value of shares of the Company's Common Stock shall be paid by the Company to such registered Holder. For purposes of such valuation, fair market value shall be determined as provided by subsection 8.3(d) hereof.

     8.6 VALIDITY OF SHARES. The Company agrees that all shares of Common Stock which may be issued upon conversion of the B Notes will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     8.7 SHAREHOLDER RIGHTS. Until conversion, and then only to the extent that a portion of the principal of the B Notes remains unconverted, the Holders of the Notes shall have no rights as shareholders of the Company.

     8.8   NOTICE OF CERTAIN EVENTS. If at the time:

           (a) the Company shall declare any dividend or distribution payable to the Holders of its Common Stock;

           (b) the Company shall offer for subscription pro rata to the Holders of Common Stock any additional shares of stock of any class or other rights;

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           (c)  there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

           (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give the registered Holders of the B Notes written notice, by certified or registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the Holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the transaction in question and not less than twenty (20) days prior to the record date in respect thereto.

                                    ARTICLE 9

                                   PREPAYMENT

     9.1 OPTIONAL PREPAYMENT. Subject to section 9.2 hereof, the Company may, at its option, at any time prepay all, or from time to time any part, of the Notes by payment of principal plus accrued interest to date of prepayment.

     9.2 SELECTION OF NOTES TO BE PREPAID. If less than all the Notes are to be prepaid, the particular Notes to be prepaid shall be selected not more than 60 days prior to the Prepayment Date by the Company, from the outstanding Notes not previously paid, in such manner as the Company deems fair and equitable; provided, however, that no B Notes may be prepaid prior to the prepayment of all outstanding A Notes. Portions of the principal of Notes of a denomination larger than $1,000 may be selected for prepayment. The portions of the principal of Notes so selected for partial prepayment shall be equal to $1,000, or an integral multiple thereof.

     For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the prepayment of Notes shall relate, in the case of any Note prepaid or to be prepaid only in part, to the portion of the principal of such Notes which has been or is to be prepaid.

     9.3 NOTICE OF PREPAYMENT. Notice of prepayment shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date selected by the Company for prepayment (the "Prepayment Date"), to each Holder of Notes to be prepaid. All notices of prepayment shall state:

           (1)  the Prepayment Date,

           (2)  the Prepayment Price,

           (3) if less than all outstanding Notes are to be prepaid, the identification (and, in the case of partial prepayment, the respective principal amounts) of the Notes to be prepaid to the Holder to whom the notice is given,

           (4) that on the Prepayment Date, the Prepayment Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on said date,

           (5) the place where such Notes are to be surrendered for repayment, and

           (6) in the case of B Notes, that the holder thereof shall have the right to convert such note at any time prior to the Prepayment Date.

     9.4 NOTES PREPAID IN PART. Any Note which is to be prepaid only in part shall be surrendered at the office or agency of the Company and the Company shall execute and deliver to the Holder of such Note without service charge, a new Note or Notes, of the same type (A or B) of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unprepaid portion of the principal of the Notes so surrendered.

                                   ARTICLE 10

                                  SUBORDINATION

     10.1 SUPERIOR INDEBTEDNESS. For purposes of this Agreement and specifically this Article 10 and Article 12 hereof, the term "Superior Indebtedness" shall be indebtedness currently outstanding or hereinafter incurred of the Company defined as follows:

           The principal of, and accrued and unpaid interest on (a) indebtedness of the Company incurred in the ordinary course of business for money borrowed or in respect of letters of credit issued for its own account to
     (i) any bank or trust company organized under the laws of the United States or any state; (ii) any savings and loan association; or (iii) to the Holly Mortgage Trust or associated investment group or entity; (b) obligations of the Company incurred pursuant to agreements to factor the accounts receivable of the Company; (c) purchase money obligations entered into in the ordinary course of business, evidenced by notes, lease-purchase agreements, purchase contracts or agreements, or similar instruments for the payment of which the Company is responsible or liable, by guarantees or otherwise; (d) obligations of the Company incurred in the ordinary course of business under any agreement to lease, or lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or lease of, any real or personal property for the benefit of the Company which, by the terms thereof, are expressly designated as Superior Indebtedness; and (e) any modification, renewal, extension or refunding of any such indebtedness, guarantee or obligation; in every case, whether such indebtedness, guarantee or obligation, or such modification, renewal, extension or refunding thereof, was outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed.

     10.2 AGREEMENT OF SUBORDINATION. The Company agrees, and each Holder of Notes issued hereunder by acceptance thereof likewise agrees, that all Notes shall be issued subject to the provisions of this Article 10; each person holding any Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. All Notes issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment or satisfaction to the prior payment of Superior Indebtedness.

     10.3 PAYMENTS TO NOTE HOLDERS. No payment on account of principal of, or premium, if any, or interest on, the Notes shall be made if any default or event of default with respect to any Superior Indebtedness which permits the holders thereof (or a trustee on their behalf) to accelerate the maturity thereof shall have occurred and be continuing.

     Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon Superior Indebtedness shall first be paid in full, or payment thereof provided for, in money or money's worth, in accordance with its terms, before any payment is made on account of the principal of, or interest on the Notes; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes would be entitled, except for the provisions of this Article 10, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of the Superior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay Superior Indebtedness up to the amount set forth in section
10.2 above (depending on the date of such occurrence) in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Superior Indebtedness, before any payment or distribution is made to the Holders of the Notes.

     In the event that notwithstanding the preceding paragraphs, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the preceding paragraphs shall be received by the Holders of the Notes, such payment or distribution shall be paid over or delivered to the holders of Superior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Superior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Superior Indebtedness remaining unpaid to the extent necessary to pay Superior Indebtedness in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Superior Indebtedness.

     10.4 SUBROGATION OF NOTES. Subject to the payment of Superior Indebtedness as provided above and subject to applicable law, the rights of the Holders of the Notes shall be appropriately subrogated to the rights of the holders of Superior Indebtedness to receive payments or distributions of cash, property or securities of the Company to the extent applicable to the Superior Indebtedness until the principal of and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Superior Indebtedness of any cash, property or securities to which the Holders of the Notes would be entitled except for the provisions of this Article 10, and no payment over pursuant to the provisions of this Article 10 to the holders of Superior Indebtedness by Holders of the Notes, as between the Company, its creditors other than holders of Superior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Superior Indebtedness. It is understood that the provisions of this
Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Superior Indebtedness, on the other hand.

     Nothing contained in this Article 10 or elsewhere in this Agreement or in the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Superior Indebtedness, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Superior Indebtedness, nor shall anything herein prevent the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article 10 of the Holders of Superior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article 10, the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, or other person making such payment or distribution, delivered to the Holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

     The terms "paid in full" and "payment in full" as used in this Article 10 with respect to Superior Indebtedness mean the receipt, in cash or securities (taken at their market value at the time of the receipt thereof), of the principal amount of the Superior Indebtedness (and any premium due thereof) and full interest thereon to the day of such payment of principal and all other amounts due to holders of Superior Indebtedness pursuant to the provisions of the instruments providing therefor.

     10.5 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                                   ARTICLE 11

                                    REMEDIES

     11.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of this Article 11 or be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) default in the payment of any interest upon any Note when the same becomes due and payable, and continuance of such default for a period of thirty (30) days;

           (2) default in the payment of the principal of any Note when the same becomes due and payable;

           (3) default in the performance, or breach, of any covenant or warranty of the Company in this Agreement (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this section specifically dealt with), and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Company by the Holders of at least Thirty Percent (30%) in principal amount of the outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

           (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of sixty (6O) consecutive days; or

           (5) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

     11.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than Thirty Percent (30%) in principal amount of the Notes outstanding may declare the principal of all the Notes to be immediately due and payable, by a notice in writing to the Company and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the Holders of a majority in principal amount of Notes outstanding, by written notice to the Company, may rescind and annul such declaration and its consequences if:

           (1) the Company has paid or deposited into a trust account a sum sufficient to pay:

                (a)  all overdue installments of interest on all Notes,

                (b) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

                (c) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

           (2) all Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in section 11.8.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

     11.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY HOLDERS. The Company covenants that if:

           (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

           (2) default is made in the payment of the principal of any Note at the maturity thereof,

the Company, will, upon demand of the Holders hereof pursuant to section 11.2, pay to such Holders, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by such Notes.

     If the Company falls to pay such amounts forthwith upon such demand, the Holders or any one of them may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon this Note, wherever situated.

     11.4 UNCONDITIONAL RIGHT OF NOTE HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Subject to the provisions of this Agreement, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Note on the respective dates expressed in such Note and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Holder.

     11.5 RESTORATION OF RIGHTS AND REMEDIES. If any Note Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Note Holder, then and in every such case the Company and the Note Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Note Holder shall continue as though no such proceeding had been instituted.

     11.6 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Note Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     11.7 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Holder of this Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law or the Holder may be exercised from time to time, and as often as may be deemed expedient, by such Holder.

     11.8 WAIVER OF PAST DEFAULTS. The Holders of a majority in principal amount of the outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

           (1)  in the payment of the principal of or interest on any Note; or

           (2) in respect of a covenant or provision of this Agreement which under Article 12 cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                   ARTICLE 12

                     SUPPLEMENTAL AGREEMENTS REGARDING NOTES

     12.1 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF NOTE HOLDERS. With or without notice to any Note Holder but with the consent of the Holders of not less than 66-2/3% in principal amount of the then outstanding Notes, the Company, when authorized by a duly adopted board resolution, and the Note Holders may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes under this Agreement; provided, however, that no such supplemental agreement as it relates to the Notes and the terms and conditions thereof shall, without the consent of the Holder of each outstanding Note affected thereby:

           (1) change the date of maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which, the principal of any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the date of maturity thereof;

           (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental agreement or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement;

           (3) modify any of the provisions of this section, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Note affected thereby; or

           (4)  adversely affect the right to convert the B Notes as provided in
     Article 8 hereof.

     It shall not be necessary for any consent or authorization of Note Holders under this section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such consent or authorization shall approve the substance thereof.

     12.2 EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

     12.3 REFERENCE IN NOTES TO SUPPLEMENTAL AGREEMENTS. Notes delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the board of directors, to any such supplemental agreement may be prepared, executed and delivered by the Company in exchange for outstanding Notes.

     12.4 MODIFICATION OF SUBORDINATION PROVISIONS. No supplemental agreement shall directly or indirectly modify any provision of this Agreement so as to affect adversely the rights of any holder of Superior Indebtedness at the time outstanding without the written consent of such holder.

                                   ARTICLE 13

                                    COVENANTS

     13.1 PAYMENT OF PRINCIPAL AND INTEREST. The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Agreement.

     13.2  MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

           (a) COMPANY AS PAYING AGENT. While the Company acts as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal, and premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided.

           (b) OUTSIDE PAYING AGENT. Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of or interest on any Notes, deposit with, or make available to, the paying agent a sum sufficient to pay the principal, or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, or interest.

           (c) UNCLAIMED PAYMENTS. If any money deposited with any paying agent, or then held by the Company, in trust, for the payment of the principal of or interest on any Note is undeliverable and remains unclaimed for three years after such principal or interest has become due and payable, such money shall be paid to the Company on the written request of the Company, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in the county in which the Company then has its principal place of business, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     13.3 CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, including the corporate existence of any successor corporation, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Note Holders.

                                   ARTICLE 14

                                  MISCELLANEOUS

     14.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing(s) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or the Investors, as the case may be.

     14.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and no party shall be liable or bound to another party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     14.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

     14.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     14.5 NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or seven (7) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 275 Century Circle, Suite 102, Louisville, Colorado 80007, and to the Investor at the address specified below or at such other address as a party may designate by ten (10) days' advance written notice to the other parties.

     14.6 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the offering, and each Investor shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

     14.7 EFFECT OF AMENDMENT OR WAIVER. The Investor hereby acknowledges that, by the operation of Articles 10, 11 and 12 hereof, the Holders of Notes have certain rights and powers to diminish or change certain rights of the Holders of Notes, including Holders who have not agreed or consented thereto, under this Agreement.

     14.8 RIGHTS OF INVESTORS. Each Holder of Notes shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any Note or share of Common Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of such securities with respect to exercising or refraining from exercising any such right or rights.

     14.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     14.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The term this "Agreement" as used herein includes this and similar Subscription and Purchase Agreements entered into in connection with the offering of up to $1,000,000 aggregate principal amount of Notes.

                                   ARTICLE 15

                                  SUBSCRIPTION

     15.1 SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $________ in principal amount of Notes in Units, each consisting of two promissory notes of equal principal amount (an A Note and a B Note) and shall tender at Closing a certified check or bank draft in the amount of_____________________Dollars ($_________) payable to the Company in full payment for such subscription.

     15.2 RESALE COMPLIANCE. The undersigned agrees to comply with the 1933 Act and the rules and regulations promulgated thereunder, and any other relevant securities legislation and policies governing the purchase, holding and resale of the Notes subscribed for, including, without limitation, applicable state blue sky laws.

     The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Entered into this______day of________, 200_.

                                          --------------------------------------
                                                  (Name) (Please Print)

                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                                    (Mailing Address)

                                          --------------------------------------
                                                (Registration Instructions)

     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE______DAY
OF___________200_.

                                          RENAISSANCE ENTERTAINMENT
                                          CORPORATION

                                          By:
                                             ----------------------------------
                                               Charles S. Leavell
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                                                                      APPENDIX A

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO REGULATORY BODY HAS ENDORSED THESE SECURITIES. NO SALE OR DISTRIBUTION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

No._______                                    $____________

                      RENAISSANCE ENTERTAINMENT CORPORATION

                      SUBORDINATED PROMISSORY NOTE DUE 2003

                                     A NOTE

     THIS NOTE is one of a duly authorized issue of Notes of Renaissance Entertainment Corporation, a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its 12% Subordinated Notes due August 31, 2003, in an aggregate principal amount not exceeding $1,000,000, issued pursuant to that certain Subscription and Purchase Agreement dated ______________________, 200_, between the Company and the original purchasers of the Notes (the "Purchase Agreement"). Reference is hereby made to the Purchase Agreement for a complete description of the rights and obligations of, and limitations and restrictions on, the Company and the Holder of this Note. The terms and conditions of the Note noted hereinafter are subject in every respect to the terms and conditions of the Purchase Agreement. In the event of a conflict between the provisions of this Note and the Purchase Agreement, the Purchase Agreement shall control.

     FOR VALUE RECEIVED, the Company promises to pay to ______________________ the registered holder hereof (the "Holder"), the principal sum of _____________________Dollars ($________), on August 31, 2003, subject to acceleration in certain events, and to pay interest on the principal sum outstanding from time to time quarterly in arrears on the first business day of each calendar quarter of each year ("Interest Payment Dates"), after as well as before maturity and default and after judgment, at the rate of 12% per annum accruing from the date of initial issuance. Payment of interest shall commence on April 1, 2002 (and shall be pro rated for such period from the date of initial issuance) and shall continue on the first business day of each succeeding calendar quarter until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid but shall not be subject to conversion. March 15, June 15, September 15 and December 15 of each year shall serve as the record date (the "Record Date") for determining ownership of this Note with respect to payments of interest to be made on the following Interest Payment Date. The interest so payable on any Interest Payment Date will, as provided in the Purchase Agreement, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") at the Record Date for such Interest Payment Date; provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Purchase Agreement. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay interest on this Note by sending a check for such interest due, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for interest on this Note to the extent of the sum represented by such check plus any amounts so deducted unless such check is not paid at par.

     This Note is subject to the following additional provisions:

     1. The Notes are issuable in denominations of One Thousand Dollars ($1,000) and multiples thereof. As provided in the Purchase Agreement, the Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange; however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange of this Note.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

     3. This Note has been issued subject to investment representations and may be transferred or exchanged only as provided in the Purchase Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4. If an Event of Default occurs and is continuing, the Holders of not less than Thirty Percent (30%) in principal amount of the 12% Subordinate Promissory Notes then outstanding may declare the principal of all such Notes to be immediately due and payable in the manner and to the extent provided in the Purchase Agreement, and such declarations may be in certain events rescinded, in the manner and with the effect provided in the Purchase Agreement.

     5. This Note is subordinated and subject in right of payment to the prior payment or satisfaction of Superior Indebtedness of the Company. Each Holder of this Note, by accepting the same, agrees to and shall be bound by this subordination.

     6. The Purchase Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Purchase Agreement at any time by the Company with the consent of the Holders of Sixty-six and Two-thirds Percent (66-2/3%) in aggregate principal amount of all such Notes at the time outstanding. The Purchase Agreement also contains provisions permitting the Holders of a majority of the aggregate principal amount of all such Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     7. Except with respect to the rights of the holders of Superior Indebtedness as set forth in this Note and in the Purchase Agreement, no reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate, and in the coin or currency, herein prescribed. This Note and all other Notes now or hereafter issued under the Purchase Agreement are direct obligations of the Company. This Note ranks equally and ratably with all other Notes now or hereafter issued under the Purchase Agreement.

     8. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Purchase Agreement or any Purchase Agreement supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     9. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the 1933 Act or any applicable state Blue Sky law. This Note unless such requirement is waived by the Company, shall bear a legend in substantially the following form:

     THE SECURITIES DESCRIBED HEREIN, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT",) OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

     10. All terms used in this Note which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

     11. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                    RENAISSANCE ENTERTAINMENT
                                      CORPORATION

                                    By:
                                       -----------------------------------------
                                          Charles S. Leavell
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

Dated:__________________, 200_.

                                                                      APPENDIX B

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO REGULATORY BODY HAS ENDORSED THESE SECURITIES. NO SALE OR DISTRIBUTION OF THE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

No.________                                   $__________

                      RENAISSANCE ENTERTAINMENT CORPORATION

                      SUBORDINATED PROMISSORY NOTE DUE 2003

                               CONVERTIBLE B NOTE

     THIS NOTE is one of a duly authorized issue of Notes of Renaissance Entertainment Corporation, a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its 12% Subordinated Notes due August 31, 2003, in an aggregate principal amount not exceeding $1,000,000, issued pursuant to that certain Subscription and Purchase Agreement dated ____________________, 200_, between the Company and the original purchasers of the Notes (the "Purchase Agreement"). Reference is hereby made to the Purchase Agreement for a complete description of the rights and obligations of, and limitations and restrictions on, the Company and the Holder of this Note. The terms and conditions of the Note noted hereinafter are subject in every respect to the terms and conditions of the Purchase Agreement. In the event of a conflict between the provisions of this Note and the Purchase Agreement, the Purchase Agreement shall control.

     FOR VALUE RECEIVED, the Company promises to pay to _________________ _____________the registered holder hereof (the "Holder"), the principal sum of
________________________Dollars ($________), on August 31, 2003, subject to acceleration in certain events, and to pay interest on the principal sum outstanding from time to time quarterly in arrears on the first business day of each calendar quarter of each year ("Interest Payment Dates"), after as well as before maturity and default and after judgment, at the rate of 12% per annum accruing from the date of initial issuance. Payment of interest shall commence on April 1, 2002 and shall be pro rated for such period from the date of initial issuance) and shall continue on the first business day of each succeeding calendar quarter until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid but shall not be subject to conversion. March 15, June 15, September 15 and December 15 of each year shall serve as the record date (the "Record Date") for determining ownership of this Note with respect to payments of interest to be made on the following Interest Payment Date. The interest so payable on any Interest Payment Date will, as provided in the Purchase Agreement, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") at the Record Date for such Interest Payment Date; provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Purchase Agreement. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay interest on this Note by sending a check for such interest due, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for interest on this Note to the extent of the sum represented by such check plus any amounts so deducted unless such check is not paid at par.

     This Note is subject to the following additional provisions:

     1. The Notes are issuable in denominations of One Thousand Dollars ($1,000) and multiples thereof. As provided in the Purchase Agreement, the Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange; however, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange of this Note.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

     3. This Note has been issued, and any shares of Common Stock to be issued upon the conversion hereof will be issued, subject to investment representations and may be transferred or exchanged only as provided in the Purchase Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4. If an Event of Default occurs and is continuing, the Holders of not less than Thirty Percent (30%) in principal amount of the 12% Subordinate Promissory Notes then outstanding may declare the principal of all such Notes to be immediately due and payable in the manner and to the extent provided in the Purchase Agreement, and such declarations may be in certain events rescinded, in the manner and with the effect provided in the Purchase Agreement.

     5. This Note is subordinated and subject in right of payment to the prior payment or satisfaction of Superior Indebtedness of the Company. Each Holder of this Note, by accepting the same, agrees to and shall be bound by this subordination.

     6. Subject to the provisions of the Purchase Agreement, the Holder of this B Note is entitled, at its option, at any time until maturity hereof to convert the principal amount of this B Note or any portion of the principal amount hereof which is at least Five Thousand Dollars ($5,000) or, if at the time of such election to convert the aggregate principal amount of all B Notes registered to the Holder is less than Five Thousand Dollars ($5,000), then the whole amount thereof, into shares of Common Stock of the Company at a conversion price equal to Thirty Cents ($.30) for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Purchase Agreement), upon surrender of this B Note to the Company at its office in Louisville, Colorado, with the form of conversion notice attached hereto as Exhibit A executed by the Holder of this B Note evidencing such Holder's intention to convert this B Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No amount of accrued but unpaid interest shall be subject to conversion. As provided in the Purchase Agreement, the conversion price is subject to adjustment in certain events. Subject to the foregoing, no adjustment is to be made upon any conversion for dividends on securities issued on such conversion or for interest accrued hereon. As further provided in the Purchase Agreement, in the case of any capital reorganization, certain reclassifications of the Common Stock, the consolidation or merger of the Company with or into any other corporation or the disposition of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation, this B Note shall thereafter cease to be convertible into Common Stock and shall be convertible into the shares of stock or other securities or property (including cash) to which the holders of Common Stock are entitled upon such capital reorganization, reclassification, consolidation, merger or disposition. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but an adjustment in cash will be made for any fractional interest as provided in the Purchase Agreement.

     7. The Purchase Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Purchase Agreement at any time by the Company with the consent of the Holders of Sixty-six and Two-thirds Percent (66-2/3%) in aggregate principal amount of all such Notes at the time outstanding. The Purchase Agreement also contains provisions permitting the Holders of a majority of the aggregate principal amount of all such Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver shall be conclusive and binding upon all Holders and upon all future Holders of this Note and of any note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     8. Except with respect to the rights of the holders of Superior Indebtedness as set forth in this Note and in the Purchase Agreement, no reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate, and in the coin or currency, herein prescribed. This Note and all other Notes now or hereafter issued under the Purchase Agreement are direct obligations of the Company. This Note ranks equally and ratably with all other Notes now or hereafter issued under the Purchase Agreement.

     9. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Purchase Agreement or any Purchase Agreement supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     10. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired, and any shares of Common Stock acquired pursuant to the conversion of this B Note will be acquired, for investment and that such Holder will not offer, sell or otherwise dispose of this Note or such Common Stock except under circumstances which will not result in a violation of the 1933 Act or any applicable state Blue Sky law. This Note and any certificate for shares of Common Stock issued upon conversion hereof, unless such requirement is waived by the Company, shall bear a legend in substantially the following form:

     THE SECURITIES DESCRIBED HEREIN, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT",) OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NO SALE OR DISTRIBUTION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AND APPLICABLE STATE BLUE SKY LAWS.

     11. All terms used in this Note which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

     12. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                    RENAISSANCE ENTERTAINMENT
                                       CORPORATION

                                    By:
                                       -----------------------------------------
                                          Charles S. Leavell
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

Dated:__________________, 200_.

                                    EXHIBIT A

                              NOTICE OF CONVERSION

TO:  RENAISSANCE ENTERTAINMENT CORPORATION

     The undersigned Holder of this Note hereby irrevocably elects to convert this Note, or portion hereof (which is at least $5,000, unless the undersigned holds B Notes aggregating less than $5,000, in which event, the amount converted shall be the entire amount of principal of such B Notes) below designated, into shares of Common Stock of Renaissance Entertainment Corporation in accordance with the terms of the Purchase Agreement dated , 200_, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any B Notes representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes, if any, payable with respect thereto.

Dated_______________

                                    --------------------------------------------
                                         Signature of Holder

                                    Principal Amount to be Converted

                                    --------------------------------------------

THE NOTES AND SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION THEREOF ARE TRANSFERABLE ONLY AS PROVIDED IN THE PURCHASE AGREEMENT.

Provide the following information if shares of Common Stock and/or Notes are to be issued otherwise than to the Holder. Please print name and address (including zip code) of other person.

                                    --------------------------------------------

                                    --------------------------------------------
                                    --------------------------------------------

                                    --------------------------------------------
                                    Social Security or Other Taxpayer
                                          Identifying Number